UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2010

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 11, 2010, InfoSpace, Inc. held its annual meeting of stockholders. For more information on the following proposals, see InfoSpace’s Proxy Statement dated April 7, 2010.

Proposal One — Election of Directors

The stockholders re-elected each of the Class II directors nominated for three-year terms by a majority of the votes cast:

Nominee	For	Withheld	Broker Non-Votes
James F. Voelker	21,077,711	2,342,523	4,865,999
Richard D. Hearney	17,929,167	5,491,067	4,865,999
William J. Lansing	21,178,484	2,241,750	4,865,999

Proposal Two — Ratification of Appointment of Independent Registered Public Accounting Firm for 2010

The stockholders ratified the appointment of Deloitte and Touche LLP as the Independent Registered Public Accounting Firm for InfoSpace for 2010 by a majority of the votes cast:

For	26,352,916
Against	226,376
Abstain	1,706,941

There were no stockholder proposals presented at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2010

INFOSPACE, INC.

By:	/s/ ALESIA L. PINNEY
Alesia L. Pinney
General Counsel and Secretary

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